Exhibit 99.2

Investor Contact: Steve Somers, CFA 703-387-5876 ssomers@rosettastone.com Second Quarter 2012 Results August 8, 2012

Certain information contained in this presentation and certain comments today constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; the appeal and efficacy of our products and services; our expectations regarding capturing lifetime value and a broader range of market segments through such offerings; our plans regarding expansion of our marketing initiatives and sales force; our international expansion and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Institutional business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to stabilize our business in the U.S. consumer market including realigning our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer space; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the company's filings with the U.S. Securities and Exchange Commission (SEC), including the company’s annual report on Form 10-K for the year period ended December 31, 2011, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on August 8, 2012. Management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2

Steve Swad President & Chief Executive Officer Overview and 2Q12 Review 3

Strategic Focus Through 2015 Three priorities: Balance margins and growth investments New products Targeted marketing Disciplined geographic expansion B2B marketing Staged brand extensions Leverage cloud Adaptive Multi-device Integrated Live Community New alliances Expand B2B sales force Social Leverage Brand Innovate Platform Expand Distribution

2Q12 Review 5

Tom Pierno CFO Financial Review 6

Revenues & Adjusted EBITDA $ Millions 2Q11 2Q12 % Change Total Revenues $66.7 $60.8 -9% Adjusted EBITDA1 $ (1.3) $ 1.1 184% Adjusted EBITDA margin -2% 2% 400 bps Adjusted EBITDA equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, stock-based compensation expenses, restructuring costs and any expenses related to the previously disclosed lawsuit against Google, Inc. Prior year Adjusted EBITDA conformed to current definition

Consumer & Institutional Revenues $ Millions 2Q11 2Q12 % Change Consumer $ 50.6 $ 45.0 -11% Institutional $ 16.1 $ 15.8 -2% Total $ 66.7 $ 60.8 -9% 8

Consumer Revenues - US & International $ Millions 2Q11 2Q12 % Change US $ 38.6 $ 36.9 -4% Int'l $ 12.0 $ 8.1 -33% Total $ 50.6 $ 45.0 -11%

Global Consumer Revenue by Channel $ Millions 2Q11 2Q12 % Change Direct $ 31.0 $ 31.0 0% Kiosk $ 7.4 $ 4.6 -38% Global Retail $ 10.8 $ 8.1 -24% Homeschool $ 1.5 $ 1.3 -12% Total $ 50.6 $ 45.0 -11%

Adjusted EBITDA and Free Cash Flow $ Millions 2Q11 2Q12 % Change Adjusted EBITDA1 $ (1.3) $ 1.1 184% Free Cash Flow2 $ (5.8) $ 2.4 141% Adjusted EBITDA equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, stock-based compensation expenses, restructuring costs and any expenses related to the previously disclosed lawsuit against Google, Inc. Prior year Adjusted EBITDA conformed to current definition Free Cash Flow equals Cash Flow from Operating Activities less capital expenditures 11

Balance Sheet Summary Balance Sheet 12/31/2011 6/30/2012 $ Millions Cash, cash equivalents & ST investments $116.3 $120.4 Accounts receivable, net $52.0 $35.1 Inventory $6.7 $6.2 Total assets $277.2 $264.9 Deferred revenue $51.9 $49.9 Total debt - - Total liabilities $106.0 $96.6 Equity $171.2 $168.2 Total liabilities and stockholders’ equity $277.2 $264.9

Financial Outlook – 2012 Adjusted EBITDA equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, stock-based compensation expenses, restructuring costs and any expenses related to the previously disclosed lawsuit against Google, Inc. Excludes any potential expenses related to lawsuit with Google, Inc. 2012 Guidance Previous Updated Revenue $270MM to $285MM Same Adjusted EBITDA1 $5MM to $8MM $6MM to $8MM Net Loss2 ($6MM) to ($4MM) Same Loss per share2 ($0.33) to ($0.20) Same Shares outstanding ~21MM Same Capital Expenditures $10MM to $13MM $8MM to $11MM

Adjusted EBITDA Reconciliation Adjusted EBITDA equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, stock-based compensation expenses, restructuring costs and any expenses related to the previously disclosed lawsuit against Google, Inc. Prior period Adjusted EBITDA has been conformed to current definition Quarter Ended Quarter Ended 3/31/2011 6/30/2011 9/30/2011 12/31/2011 2011 3/31/2012 Net loss $ (9,281) $ (4,550) $ (1,177) $ (4,979) $ (19,987) $ (1,903) Interest (income)/expense, net (77) (81) (61) (78) (297) (78) Income tax (benefit) expense (4,236) (797) (4,762) 1,814 (7,981) (742) Depreciation and amortization 2,114 2,141 2,184 2,285 8,724 2,436 Stock-based compensation 1,437 1,704 1,836 7,376 12,353 1,635 Previously Reported Adjusted EBITDA $ (10,043) $ (1,583) $ (1,980) $ 6,418 $ (7,188) $ 1,348 Other EBITDA Adjustments - 254 189 655 1,098 387 Revised Adjusted EBITDA* $ (10,043) $ (1,329) $ (1,791) $ 7,073 $ (6,090) $ 1,735